UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: June 7, 2007
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 24th Floor
New York, NY 10019-4702
----------------------------------
(Address of principal executive offices) (Zip Code)

(203) 557-3845
---------------------------------------------------------------
(Registrant’s telephone no., including area code)

---------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02      Termination of a Material Definitive Agreement.

On May 15, 2007 the Registrant terminated the Acquisition Agreement with F.V.G. B.V. a Dutch Corporation signed on September 25, 2006 to acquire all the issued and outstanding stock of Emile-Staete B.V., a Dutch corporation, which owns six properties consisting of a property at Mijlweg 7 in Vianen, the Netherlands; at Berenkoog 53 in Alkmaar, the Netherlands; at Einthovenstraat 1 c.a. in Alkmaar, the Netherlands; at Keulsekade 216 in Utrecht, the Netherlands; at Edisonweg 9 in Woerden, the Netherlands; and fifty (50%) percent of De Schans 1802 in Lelystad, the Netherlands.  All the issued and outstanding stock of Rico-Staete B.V., a Dutch corporation, which owns one property in Emmerich, Germany at Tackenweide 12.  From Franciscus C.V. a Dutch Limited Partnership one property in Hilversum, in the Netherlands at Fransiscusweg 10.

SECTION 5 - REGISTRANT’S BUSINESS AND OPERATIONS

Item  5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    A Special  Meeting of the  Shareholders of the Registrant was held at the Registrant's corporate office at 1350 Avenue of the Americas, on the 24th Floor, New York, New York on the 26th day of January, 2007 at 10 o'clock A.M. pursuant to call to meeting by the directors of the Company on January 5, 2007, fixing said time and place. A quorum, representing greater than fifty percent of the issued shares was present in person or by telephone which represents a majority authorized to vote at such meeting.

        At the meeting, the shareholders by unanimous vote approved the Articles of Amendment  that has been prior approved by the officers and  directors of the Company by a similar unanimous vote, to change the name of the  Company  from Wah king Invest Corp. to Royal Invest International Corp. to reflect the true nature of the  business of the Company.   Said  change in name was filed with the Secretary of State of Delaware on January 26, 2007.

         In addition,  the shareholders  approved to change the fiscal year of the Company from July 31, to December 31.

SECTION 8 - OTHER EVENTS

Item  8.01      Other Events.

    On March 1, 2007 the Registrant's trading symbol changed from WAHK to RIIC coinciding with the name change from Wah king Invest Corp. to Royal Invest International Corp.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statement and Exhibits.

Exhibits:

Exhibit No.                      Document Description

3.1	Amendment to the Certificate of incorporation dated January 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST
(Registrant)

Date: June 7, 2007	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: June 7, 2007	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)